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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 16, 1999

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
           ----------------------------------------------------------
                  (Originator of the Trust referred to herein)
           (Exact name of the registrant as specified in its charter)

                     CHASE MANHATTAN AUTO OWNER TRUST 1998-A
                     ---------------------------------------
                      (Issuer with respect to Certificates)

         Delaware                           333-7575                    13-2633612
----------------------------        ------------------------         -------------------
(State or other jurisdiction        (Commission File Number)         (IRS Employer
of incorporation)                                                    Identification No.)

             802 Delaware Avenue, Wilmington, Delaware            19801
             -----------------------------------------       ---------------
             (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033

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Item 5.  Other Events:

         On 3/15/99, Chase Manhattan Auto Owner Trust 1998-A (the "Trust") made distributions to Certificateholders contemplated by the Sale and Servicing Agreement, dated as of February 1, 1998, (the "Sale and Servicing Agreement"), between the Registrant, as Seller and Servicer, and the Trust, as Issuer.

         On 4/15/99, Chase Manhattan Auto Owner Trust 1998-A (the "Trust") made distributions to Certificateholders contemplated by the Sale and Servicing Agreement, dated as of February 1, 1998, (the "Sale and Servicing Agreement"), between the Registrant, as Seller and Servicer, and the Trust, as Issuer.

         On 5/17/99, Chase Manhattan Auto Owner Trust 1998-A (the "Trust") made distributions to Certificateholders contemplated by the Sale and Servicing Agreement, dated as of February 1, 1998, (the "Sale and Servicing Agreement"), between the Registrant, as Seller and Servicer, and the Trust, as Issuer.

         A copy of the Certificateholder Reports for such Distribution Dates delivered pursuant to section 5.8 of the Sale and Servicing Agreement are being filed as Exhibits 20.1, 20.2. and 20.3 to this Current Report on Form 8-K.

Item 7(c).      Exhibits

                Exhibits      Description
                --------      ---------------

                20.1 Monthly Certificateholder's statement with respect to the March 15, 1999 distribution.

                20.2 Monthly Certificateholder's statement with respect to the April 15, 1999 distribution.

                20.3 Monthly Certificateholder's statement with respect to the May 17, 1999 distribution.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 18, 1999
                                     By: THE CHASE MANHATTAN BANK,
                                     USA, NATIONAL ASSOCIATION
                                     as Servicer

                                     By:    /s/ Patricia Garvey
                                            ------------------------------
                                     Name:  Patricia Garvey
                                     Title: Vice President

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                             INDEX TO EXHIBITS
                             -----------------

Exhibit No.                  Description
---------------              -----------------
20.1                         Certificateholder Reports dated 3/15/1999 delivered
                             pursuant to Section 5.8 of the Sale and Servicing
                             Agreement dated as of February 1, 1998.

20.2 Certificateholder Reports dated 4/15/1999 delivered pursuant to Section 5.8 of the Sale and Servicing Agreement dated as of February 1, 1998.

20.3 Certificateholder Reports dated 5/17/1999 delivered pursuant to Section 5.8 of the Sale and Servicing Agreement dated as of February 1, 1998.